Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 750,000,000
Previously Paid Amount	0
Total Fee Amount	53,515.61
Total Offset Amount	0
Net Fee	$ 53,515.61